Exhibit 10.1

EXECUTION VERSION

SECURITY AGREEMENT

By

BROCADE COMMUNICATIONS SYSTEMS, INC.,

and

THE OTHER PLEDGORS PARTY HERETO

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Collateral Agent

Dated as of January 20, 2010

TABLE OF CONTENTS

		Page
PREAMBLE		1

RECITALS		1

AGREEMENT		2

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1.	DEFINITIONS	2
SECTION 1.2.	INTERPRETATION	11
SECTION 1.3.	RESOLUTION OF DRAFTING AMBIGUITIES	11
SECTION 1.4.	PERFECTION CERTIFICATE	11

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1.	GRANT OF SECURITY INTEREST	11
SECTION 2.2.	FILINGS	13

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES; USE OF PLEDGED COLLATERAL

SECTION 3.1.	DELIVERY OF CERTIFICATED SECURITIES COLLATERAL	13
SECTION 3.2.	PERFECTION OF UNCERTIFICATED SECURITIES COLLATERAL	14
SECTION 3.3.	FINANCING STATEMENTS AND OTHER FILINGS; MAINTENANCE OF PERFECTED SECURITY INTEREST	14
SECTION 3.4.	OTHER ACTIONS	15
SECTION 3.5.	JOINDER OF ADDITIONAL GUARANTORS	17
SECTION 3.6.	SUPPLEMENTS; FURTHER ASSURANCES	18
SECTION 3.7.	CERTIFICATES OF TITLE; CONTROL AGREEMENTS; ECT.	18

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		Page

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 4.1.	TITLE	19
SECTION 4.2.	VALIDITY OF SECURITY INTEREST	19
SECTION 4.3.	DEFENSE OF CLAIMS; TRANSFERABILITY OF PLEDGED COLLATERAL	19
SECTION 4.4.	OTHER FINANCING STATEMENTS	19
SECTION 4.5.	LOCATION OF INVENTORY AND EQUIPMENT	20
SECTION 4.6.	DUE AUTHORIZATION AND ISSUANCE	20
SECTION 4.7.	CONSENTS, ETC.	20
SECTION 4.8.	PLEDGED COLLATERAL	20
SECTION 4.9.	INSURANCE	20
SECTION 4.10.	CHIEF EXECUTIVE OFFICE; CHANGE OF NAME; JURISDICTION OF ORGANIZATION	21

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1.	PLEDGE OF ADDITIONAL SECURITIES COLLATERAL	21
SECTION 5.2.	VOTING RIGHTS; DISTRIBUTIONS; ETC.	21
SECTION 5.3.	DEFAULTS, ETC.	23
SECTION 5.4.	CERTAIN AGREEMENTS OF PLEDGORS AS ISSUERS AND HOLDERS OF CAPITAL INTERESTS	23

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL PROPERTY COLLATERAL

SECTION 6.1.	GRANT OF INTELLECTUAL PROPERTY LICENSE	23
SECTION 6.2.	PROTECTION OF COLLATERAL AGENT’S SECURITY	24
SECTION 6.3.	AFTER-ACQUIRED PROPERTY	24
SECTION 6.4.	LITIGATION	25

ARTICLE VII

CERTAIN PROVISIONS CONCERNING RECEIVABLES

SECTION 7.1.	MAINTENANCE OF RECORDS	25
SECTION 7.2.	LEGEND	26

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		Page
SECTION 11.14.	OBLIGATIONS ABSOLUTE	38
SECTION 11.15.	INTERCREDITOR AGREEMENT	38

SIGNATURES		S-1

EXHIBIT 1	Form of Issuer’s Acknowledgment
EXHIBIT 2	Form of Securities Pledge Amendment
EXHIBIT 3	Form of Joinder Agreement
EXHIBIT 4	Form of Copyright Security Agreement
EXHIBIT 5	Form of Patent Security Agreement
EXHIBIT 6	Form of Trademark Security Agreement
EXHIBIT 7	Form of Bailee’s Letter

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NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIENS, SECURITY INTERESTS AND RIGHTS GRANTED PURSUANT TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT SHALL BE AS SET FORTH IN, AND SUBJECT TO THE TERMS AND CONDITIONS OF (AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT HEREUNDER OR THEREUNDER SHALL BE SUBJECT TO THE TERMS AND CONDITIONS OF), THE INTERCREDITOR AGREEMENT, DATED AS OF JANUARY 20, 2010 (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT FOR THE CREDIT AGREEMENT SECURED PARTIES, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS 2018 NOTES COLLATERAL AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS 2020 NOTES COLLATERAL AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS 2018 NOTES AUTHORIZED REPRESENTATIVE AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS 2020 NOTES AUTHORIZED REPRESENTATIVE (ALL AS DEFINED THEREIN), AND EACH ADDITIONAL AUTHORIZED REPRESENTATIVE FROM TIME TO TIME PARTY THERETO AND THE PLEDGORS HEREUNDER FROM TIME TO TIME. IN THE EVENT OF ANY CONFLICT BETWEEN THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT AND THE INTERCREDITOR AGREEMENT, THE INTERCREDITOR AGREEMENT SHALL CONTROL.

SECURITY AGREEMENT

This SECURITY AGREEMENT dated as of January 20, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”) made by BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation (the “Company”), and the other signatories from to time to time party hereto (together with the Company, the “Pledgors”, and each, including the Company, a “Pledgor”), in favor of Wells Fargo Bank, National Association, in its capacity as collateral agent for the Secured Parties (in such capacities and together with any successors in such capacities, the “Collateral Agent”).

R E C I T A L S :

A. Pursuant to the Indenture (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), dated as of January 20, 2010, among the Company, the other Pledgors and Wells Fargo Bank, National Association, as trustee (the “Trustee”), the Company has issued 6.625% Senior Secured Notes, due 2018 (the “Notes”) to the holders thereof (the “Holders”).

C. The Company and each other Pledgor will receive substantial benefits from the execution, delivery and performance of the obligations under the Indenture and the Collateral Documents and each is, therefore, willing to enter into this Agreement.

D. This Agreement is given by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties (as defined below) to secure the payment and performance of all of the Secured Obligations.

F. It is a condition to the obligations of the initial Holders to purchase the Notes, that each Pledgor execute and deliver the applicable Collateral Documents, including this Agreement.

A G R E E M E N T :

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Collateral Agent hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

SECTION 1.1. Definitions.

(a) Unless otherwise defined herein or in the Indenture, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC; provided that in any event, the following terms shall have the meanings assigned to them in the UCC:

“Accounts”; “Bank”; “Chattel Paper”; “Commercial Tort Claim”; “Commodity Account”; “Commodity Contract”; “Commodity Intermediary”; “Documents”; “Electronic Chattel Paper”; “Entitlement Order”; “Equipment”; “Financial Asset”; “Fixtures”; “Goods”, “Inventory”; “Letter-of-Credit Rights”; “Letters of Credit”; “Money”; “Payment Intangibles”; “Proceeds”; “ Records”; “Securities Account”; “Securities Intermediary”; “Security Entitlement”; “Supporting Obligations”; and “Tangible Chattel Paper.”

(b) Terms used but not otherwise defined herein that are defined in the Indenture shall have the meanings given to them in the Indenture.

(c) The following terms shall have the following meanings:

“3-16 Excluded Property” shall have the meaning assigned to such term in the last paragraph of Section 2.1.

“Account Debtor” shall mean each person who is obligated on a Receivable or Supporting Obligation related thereto.

“Administrative Agent” shall mean the administrative agent under the Credit Agreement.

“Agreement” shall have the meaning assigned to such term in the Preamble hereof.

“Bailee Letter” shall be an agreement in form substantially similar to Exhibit 7 hereto.

“Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the State of California.

“Collateral Agent” shall have the meaning assigned to such term in the Preamble hereof.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Pledged Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Company” shall have the meaning assigned to such term in the Preamble hereof.

“Company Obligations” shall mean any principal, interest, penalties, fees, premiums, indemnifications, reimbursements, damages, guarantees and other liabilities payable under the Notes, the Indenture and the Collateral Documents, in each case, whether now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, including without limitation interest accruing after the commencement of a proceeding under the Bankruptcy Code and whether or not allowed or allowable as a claim in any such proceeding.

“Commodity Account Control Agreement” shall mean a control agreement in a form that is reasonably satisfactory to the Collateral Agent establishing the Collateral Agent’s Control with respect to any Commodity Account.

“Contracts” shall mean, collectively, with respect to each Pledgor, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Pledgor and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Control” shall mean (i) in the case of each Deposit Account, “control,” as such term is defined in Section 9-104 of the UCC, (ii) in the case of any Security Entitlement, “cotrol,” as such term is defined in Section 8-106 of the UCC, and (iii) in the case of any Commodity Contract, “control,” as such term is defined in Section 9-106 of the UCC.

“Copyrights” shall mean, collectively, with respect to each Pledgor, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

“Copyright Security Agreement” shall mean an agreement substantially in the form of Exhibit 4 hereto.

“Deposit Accounts” shall mean, collectively, with respect to each Pledgor, (i) all “deposit accounts” as such term is defined in the UCC and in any event shall include all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.

“Distributions” shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.

“Excluded Assets” shall mean

(a) any permit or license issued by a Governmental Authority to any Pledgor or any agreement (including, without limitation, Intellectual Property Licenses) to which any Pledgor is a party, in each case, only to the extent and for so long as the terms of such permit, license or agreement or any Requirement of Law applicable thereto, validly prohibit the creation by such Pledgor of a security interest in such permit, license or agreement in favor of the Collateral Agent (after giving effect to Sections 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code) or principles of equity);

(b) Equipment owned by any Pledgor on the date hereof or hereafter acquired and any proceeds thereof that is subject to a Lien securing a purchase money obligation or Capital Lease Obligation not prohibited by the Indenture if the contract or other agreement in which such Lien is granted (or the documentation providing for such purchase money obligation or Capital Lease Obligation) validly prohibits the creation of any other Lien on such Equipment and proceeds;

(c) any intent-to-use trademark application to the extent and for so long as creation by any Pledgor of a security interest therein would result in the loss by such Pledgor of any material rights therein;

(d) with respect to any particular item of Pledged Collateral, provided, that there is then outstanding under the Credit Agreement at least $125,000,000 in aggregate debt and debt commitments, any Collateral with respect to which the Administrative Agent shall reasonably determine in consultation with the Company and confirm in writing by notice from the Administrative Agent to the Company (a copy of such notice to be promptly delivered by the Company to the Trustee) that the cost of obtaining a security interest in such assets is excessive in relation to the benefits provided to the relevant secured parties of the security interest afforded thereby;

(e) any property of a person existing at the time such person is merged into or consolidated with any Pledgor that is subject to a Permitted Lien to the extent the contract or other agreement in which such Lien is granted validly prohibits the creation of any other Lien on such property;

(f) any asset only to the extent and for so long as the terms of any Requirement of Law applicable thereto, validly prohibit the creation by a Pledgor of a security interest in such asset in favor of the Collateral Agent (after giving effect to the UCC of any applicable jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity);

(g) margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System of the United States (“FRB”)) to the extent the creation of a security interest therein in favor of the Administrative Agent or the Collateral Agent will result in a violation of Regulation U issued by the FRB;

(h) any Capital Interests (other than Capital Interests of a wholly-owned Subsidiary) if the granting of a security interest in such Capital Interests is prohibited by the applicable joint venture, shareholder, stock purchase or similar agreement (after giving effect to the UCC of any applicable jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity);

(i) motor vehicles and other equipment covered by certificates of title; and

(j) leases of real property;

provided, however, that Excluded Assets shall not include any Proceeds, substitutions or replacements of any Excluded Assets (unless such Proceeds, substitutions or replacements would constitute Excluded Assets).

“General Intangibles” shall mean, collectively, with respect to each Pledgor, all “general intangibles,” as such term is defined in the UCC, of such Pledgor and, in any event, shall include (i) all of such Pledgor’s rights, title and interest in, to and under all Contracts and insurance policies (including all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of any Contract), (ii) all know-how and warranties relating to any of the Pledged Collateral or the Premises, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or any of the Premises, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any of the Premises, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor’s operations or any of the Pledged Collateral or any of the Premises and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, now or hereafter acquired or held by such Pledgor, including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims and claims for tax or other refunds against any Governmental Authority.

“Goodwill” shall mean, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor’s business including all goodwill connected with (i) the use of and symbolized by any Trademark or Intellectual Property License with respect to any Trademark in which such Pledgor has any interest, (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Pledgor’s business.

“Guarantor Obligations” shall mean, with respect to any Pledgor other than the Company, all obligations of such Pledgor which may arise under, out of, or in connection with this Agreement, and the guarantee by each such Pledgor of the Notes, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Collateral Agent or the Trustee that are required to be paid by such Pledgor pursuant to the terms of this Agreement, the Notes or the Indenture).

“Instruments” shall mean, collectively, with respect to each Pledgor, all “instruments,” as such term is defined in Article 9, rather than Article 3, of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances.

“Intellectual Property Collateral” shall mean all U.S. and foreign intellectual property, including the Patents, Trademarks, Copyrights, Intellectual Property Licenses and Goodwill.

“Intellectual Property Licenses” shall mean, collectively, with respect to each Pledgor, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Pledgor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.

“Intercompany Notes” shall mean, with respect to each Pledgor, all intercompany notes described in Schedule 10 to the Perfection Certificate and intercompany notes hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.

“Investment Property” shall mean a security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account, excluding, however, the Securities Collateral.

“Joinder Agreement” shall mean an agreement substantially in the form of Exhibit 3 hereto.

“Landlord Access Agreement” shall mean a landlord access agreement in favor of the Collateral Agent, substantially in the form of such landlord access agreement in favor of the Administrative Agent with respect to the same landlord.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties or financial condition of the Company or the Company and its Subsidiaries taken as a whole; (b) a material impairment of the rights and remedies of the Collateral Agent, the Trustee or the Holders under the Indenture, the Notes or any Collateral Document, or of the ability of the Company or any Guarantor to perform its material obligations under the Indenture, the Notes or any Collateral Document to which it is a party; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company or any Guarantor of the Indenture, the Notes or any Collateral Document to which it is a party.

“Material Intellectual Property Collateral” shall mean any Intellectual Property Collateral that is material (i) to the use and operation of the Pledged Collateral or Premises or (ii) to the business, results of operations, prospects or condition, financial or otherwise, of any Pledgor.

“Mortgaged Property” shall mean (a) each real property identified as a Mortgaged Property on Schedule 7(a) to the Perfection Certificate and (b) each additional real property, if any, which shall be subject to a Mortgage.

“Non-Controlling Authorized Representative Enforcement Date” has the meaning set forth in the Intercreditor Agreement.

“Organizational Documents” shall mean (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement; and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Patents” shall mean, collectively, with respect to each Pledgor, all patents issued or assigned to, and all patent applications and registrations made by, such Pledgor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

“Patent Security Agreement” shall mean an agreement substantially in the form of Exhibit 5 hereto.

“Perfection Certificate” shall mean that certain perfection certificate dated January 20, 2010, executed and delivered by each Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties, and each other Perfection Certificate (which shall be in form and substance reasonably acceptable to the Collateral Agent) executed and delivered by the applicable Pledgor in favor of the Collateral Agent for the benefit of the Secured Parties contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 3.5 hereof, in each case, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Indenture or upon the request of the Collateral Agent.

“Pledge Amendment” shall have the meaning assigned to such term in Section 5.1 hereof.

“Pledged Collateral” shall have the meaning assigned to such term in Section 2.1 hereof.

“Pledged Securities” shall mean, collectively, with respect to each Pledgor, (i) all issued and outstanding Capital Interests of each issuer set forth on Schedules 9(a) and 9(b) to the Perfection Certificate as being owned by such Pledgor and all options, warrants, rights, agreements and additional Capital Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Capital Interests in each such issuer or under any Organization Document of each such issuer, and the certificates, instruments and agreements representing such Capital Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Capital Interests, (ii) all Capital Interests of any issuer, which Capital Interests are hereafter acquired by such Pledgor (including by issuance) and all options, warrants, rights, agreements and additional Capital Interests of whatever class of any such issuer acquired by such Pledgor (including by issuance), together with all rights, privileges, authority and powers of such Pledgor relating to such Capital Interests or under any Organization Document of any such issuer, and the certificates, instruments and agreements representing such Capital Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Capital Interests, from time to time acquired by such Pledgor in any manner, and (iii) all Capital Interests issued in respect of the Capital Interests referred to in clause (i) or (ii) upon any consolidation or merger of any issuer of such Capital Interests; provided, however, that Pledged Securities shall not include (i) any Capital Interests which are not required to be pledged pursuant to the Indenture (including with respect to any existing controlled foreign corporation (as defined in Section 957(a) of the Code)), including, without limitation, Capital Interests of Foreign Subsidiaries that do not secure any Obligations under the Credit Agreement (or any Guarantee thereof), (ii) any margin stock (within the meaning of Regulation U issued by the FRB) to the extent the creation of a security interest therein in favor of the Collateral Agent will result in a violation of Regulation U issued by the FRB, (iii) any Capital Interests (other than Capital Interest of a wholly-owned Subsidiary), if the granting of a security interest in such Capital Interests is prohibited by the applicable joint-venture, shareholder, stock purchase or similar agreement (after giving effect to the UCC of any applicable jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity), and (iv) to the extent not covered under the immediately preceding clauses (i) through (iii), any and all other Excluded Assets and 3-16 Excluded Property.

“Pledgor” shall have the meaning assigned to such term in the Preamble hereof.

“Receivables” shall mean all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) General Intangibles, (v) Instruments and (vi) all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC together with all of Pledgors’ rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Records relating thereto.

“Requirement of Law” means, with respect to any Person, any statute, law, treaty, rule, regulation, order, decree, writ, injunction or determination of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its properties is subject.

“Secured Obligations” means the Company Obligations and the Guarantor Obligations.

“Secured Parties” means the Collateral Agent, the Holders and the Trustee to the Indenture.

“Securities Collateral” shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.

“Trademarks” shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URL’s), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.

“Trademark Security Agreement” shall mean an agreement substantially in the form of Exhibit 6 hereto.

“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Collateral Agent’s and the Secured Parties’ security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

SECTION 1.2. Interpretation. The rules of interpretation specified in the Indenture shall be applicable to this Agreement.

SECTION 1.3. Resolution of Drafting Ambiguities. Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Collateral Agent) shall not be employed in the interpretation hereof.

SECTION 1.4. Perfection Certificate. The Collateral Agent and each Secured Party agree that the Perfection Certificate and all descriptions of Pledged Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1. Grant of Security Interest. As collateral security for the payment and performance in full of all the Secured Obligations, each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties, a lien on and security interest in all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, and whether now existing or hereafter arising or acquired from time to time (collectively, the “Pledged Collateral”):

(i)	all Accounts;

(ii)	all Equipment, Goods, Inventory and Fixtures;

(iii)	all Documents, Instruments and Chattel Paper;

(iv)	all Letters of Credit and Letter-of-Credit Rights;

(v)	all Securities Collateral;

(vi)	all Investment Property;

(vii)	all Intellectual Property Collateral;

(viii)	the Commercial Tort Claims described on Schedule 12 to the Perfection Certificate;

(ix)	all General Intangibles;

(x)	all Money and all Deposit Accounts;

(xi)	all Supporting Obligations;

(xii)	all books and records relating to the Pledged Collateral; and

(xiii)	to the extent not covered by clauses (i) through (xii) of this sentence, all other personal property of such Pledgor, whether tangible or intangible, and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.

Notwithstanding anything to the contrary contained in clauses (i) through (xiii) above, the security interest created by this Agreement shall not extend to, and the term “Pledged Collateral” (including all of the individual items comprising Pledged Collateral) shall not include, any Excluded Assets or 3-16 Excluded Property and the Pledgors shall from time to time at the request of the Collateral Agent give written notice to the Collateral Agent identifying in reasonable detail the Excluded Assets and shall provide to the Collateral Agent such other information regarding the Excluded Assets as the Collateral Agent may reasonably request.

The Pledged Collateral will also not include Capital Interests and other securities of a Subsidiary to the extent that the pledge of such Capital Interests and other securities results in the Company being required to file separate financial statements of such Subsidiary with the SEC, but only to the extent necessary to not be subject to such requirement (such Capital Interests and other securities to the extent not included in the Pledged Collateral, the “Rule 3-16 Excluded Property”). In addition, in the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to require (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would require) the filing with the SEC (or any other governmental agency) of separate financial statements of any Subsidiary of the Company due to the fact that such Subsidiary’s Capital Interests or other securities secure the Notes, then the Capital Interests or other securities of such Subsidiary shall automatically be deemed to be Rule 3-16 Excluded Property, but only to the extent necessary to not be subject to such requirement. In such event, all Liens on such Capital Interests or other securities shall be automatically released and this Agreement and any instrument or document delivered pursuant to this Agreement may be amended or modified, without the consent of the Trustee, the Collateral Agent or any Holder, to the extent necessary to release the security interests in favor of the Collateral Agent on the Capital Interests or other securities that are so deemed to no longer constitute part of the Pledged Collateral. In the event that Rule 3-16 of Regulation S-X under the Securities Act is amended, modified or interpreted by the SEC to permit (or are replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) such Subsidiary’s Capital Interests or other securities to secure the Notes in excess of the amount then pledged without the filing with the SEC (or any other governmental agency) of separate financial statements of such Subsidiary, then the Capital Interests or other securities of such Subsidiary shall automatically be deemed to be a part of the Pledged Collateral but only to the extent necessary to not be subject to any such financial statement requirement.

SECTION 2.2. Filings. Subject to Section 3.7 and Section 11.15 hereof:

(a) Each Pledgor hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any financing statements (including fixture filings) and amendments thereto that contain the information required by Article 9 of the UCC of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, including the filing of a financing statement describing the Pledged Collateral as “all assets now owned or hereafter acquired by the Pledgor or in which Pledgor otherwise has rights” other than Excluded Assets and 3-16 Excluded Property and (iii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Pledged Collateral relates. Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Collateral Agent to the extent necessary to complete such filings.

(b) Each Pledgor hereby ratifies its authorization for the Collateral Agent to file in any relevant jurisdiction any financing statements relating to the Pledged Collateral if filed prior to the date hereof.

(c) Each Pledgor hereby further authorizes the Collateral Agent to file filings with the United States Patent and Trademark Office and/or United States Copyright Office (or any successor office or any similar office in any other country), including this Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder, without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Collateral Agent, as secured party.

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;

USE OF PLEDGED COLLATERAL

SECTION 3.1. Delivery of Certificated Securities Collateral. Subject to Section 11.15 hereof, each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Collateral Agent has a perfected security interest therein. Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof shall promptly (but in any event within five days after receipt thereof by such Pledgor) be delivered to and held by or on behalf of the Collateral Agent pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Agent. The Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Collateral Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

SECTION 3.2. Perfection of Uncertificated Securities Collateral. Subject to Section 11.15 hereof, each Pledgor represents and warrants that the Collateral Agent has a perfected security interest in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof. Each Pledgor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law, (i) cause the issuer to execute and deliver to the Collateral Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 hereto or such other form that is reasonably satisfactory to the Collateral Agent, (ii) if necessary or desirable to perfect a security interest in such Pledged Securities, cause such pledge to be recorded on the equityholder register or the books of the issuer, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Collateral Agent the right to transfer such Pledged Securities under the terms hereof, (iii) upon request by the Collateral Agent, provide to the Collateral Agent an opinion of counsel, in form and substance reasonably satisfactory to the Collateral Agent, confirming such pledge and perfection thereof, and (iv) after the occurrence and during the continuance of any Event of Default, upon request by the Collateral Agent, (A) cause the Organization Documents of each such issuer that is a Wholly-Owned Subsidiary of the Company to be amended to provide that such Pledged Securities shall be treated as “securities” for purposes of the UCC and (B) cause such Pledged Securities to become certificated and delivered to the Collateral Agent in accordance with the provisions of Section 3.1; provided, that the items under clauses (ii) and (iii) above shall not be required to the extent such items are not required by the Administrative Agent under the Credit Agreement.

SECTION 3.3. Financing Statements and Other Filings; Maintenance of Perfected Security Interest. Each Pledgor represents and warrants that all financing statements, agreements, instruments and other documents necessary to perfect the security interest granted by it to the Collateral Agent in respect of the Pledged Collateral, to the extent required to be perfected hereunder and pursuant to the Indenture, have been delivered to the Collateral Agent in completed and, to the extent necessary or appropriate, duly executed form for filing in each governmental, municipal or other office specified in Schedule 6 to the Perfection Certificate. Each Pledgor agrees that at the sole cost and expense of the Pledgors, to the extent required herein and in the Indenture, such Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a perfected security interest subject only to Liens permitted under the Indenture.

SECTION 3.4. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Collateral Agent to enforce, the Collateral Agent’s security interest in the Pledged Collateral, each Pledgor represents and warrants (as to itself) as follows and agrees, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Pledged Collateral:

(a) Instruments and Tangible Chattel Paper. As of the date hereof, no amounts payable under or in connection with any of the Pledged Collateral are evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 10 to the Perfection Certificate. Subject to Section 11.15 hereof, to the extent constituting Pledged Collateral, each Instrument and each item of Tangible Chattel Paper listed in Schedule 10 to the Perfection Certificate has been properly endorsed, assigned and delivered to the Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank. If any amount then payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, and such amount, together with all amounts payable evidenced by any Instrument or Tangible Chattel Paper not previously delivered to the Collateral Agent, exceeds $500,000 in the aggregate for all Pledgors, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall promptly (but in any event within ten days after receipt thereof) endorse, assign and deliver the same to the Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Agent may from time to time specify.

(b) Deposit Accounts. No Pledgor shall grant Control of any Deposit Account to any person other than the Administrative Agent, the Collateral Agent or any Applicable Collateral Agent (as defined under the Intercreditor Agreement).

(c) Securities Accounts and Commodity Accounts. No Pledgor shall grant Control over any Investment Property to any person other than the Administrative Agent, the Collateral Agent or any Applicable Collateral Agent (as defined under the Intercreditor Agreement).

(d) Electronic Chattel Paper and Transferable Records. As of the date hereof, no amount under or in connection with any of the Pledged Collateral is evidenced by any Electronic Chattel Paper or any “transferable record” (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) other than such Electronic Chattel Paper and transferable records listed in Schedule 10 to the Perfection Certificate. Subject to Section 11.15 hereof, any amount payable under or in connection with any of the Pledged Collateral shall be evidenced by any Electronic Chattel Paper or any transferable record, the Pledgor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Collateral Agent thereof in writing and shall take such action as the Collateral Agent may reasonably request to vest in the Collateral Agent control of such Electronic Chattel Paper under Section 9-105 of the UCC or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The requirement in the preceding sentence shall not apply to the extent that such amount, together with all amounts payable evidenced by Electronic Chattel Paper or any transferable record in which the Collateral Agent has not been vested control within the meaning of the statutes described in the immediately preceding sentence, does not exceed $500,000 in the aggregate for all Pledgors. The Collateral Agent agrees with such Pledgor that the Collateral Agent will arrange, pursuant to procedures satisfactory to the Collateral Agent and so long as such procedures will not result in the Collateral Agent’s loss of control, for the Pledgor to make alterations to the Electronic Chattel Paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Pledgor with respect to such Electronic Chattel Paper or transferable record.

(e) Letter of Credit Rights. Subject to Section 11.15 hereof, at any time that the Collateral Agent is the Applicable Collateral Agent under the Intercreditor Agreement, if any Pledgor is at any time a beneficiary under a Letter of Credit now or hereafter issued, such Pledgor shall promptly notify the Collateral Agent thereof in writing and such Pledgor shall, at the request of the Collateral Agent, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such Letter of Credit, with the Administrative Agent agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Credit Agreement or as otherwise provided under the Intercreditor Agreement. The actions in the preceding sentence shall not be required to the extent that the amount of any such Letter of Credit, together with the aggregate amount of all other Letters of Credit for which the actions described above in clause (i) and (ii) have not been taken, does not exceed $500,000 in the aggregate for all Pledgors.

(f) Commercial Tort Claims. As of the date hereof, each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims with a value in excess of $500,000 other than those listed in Schedule 12 to the Perfection Certificate. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim, such Pledgor shall immediately notify the Collateral Agent in writing signed by such Pledgor of the brief details thereof and grant to the Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Agent. The requirement in the preceding sentence shall not apply to the extent that the amount of such Commercial Tort Claim, together with the amount of all other Commercial Tort Claims held by any Pledgor in which the Collateral Agent does not have a security interest, does not exceed $500,000 in the aggregate for all Pledgors.

(g) Landlord’s Access Agreements/Bailee Letters. Each Pledgor shall use its commercially reasonable efforts to obtain a Bailee Letter and/or Landlord Access Agreement as soon as practicable after the date hereof with respect to each location set forth in Schedule 7(a)(I) of the Perfection Certificate where such Pledgor maintains Pledged Collateral and where such Schedule 7(a)(I) indicates that a Landlord Access Agreement or Bailee Letter is required. If reasonably requested by the Collateral Agent, each Pledgor shall use commercially reasonable efforts to obtain a Bailee Letter, Landlord Access Agreement and/or landlord’s lien waiver, as applicable, from all such additional bailees and landlords, as applicable, who from time to time have possession of any Pledged Collateral; provided, that the requirement to deliver Landlord Access Agreements and/or landlord’s lien waivers with respect to any such additional location set forth in Schedule 7(a)(I) of the Perfection Certificate shall not apply to any location where the value of the Pledged Collateral held in such location is less than $200,000, provided that the aggregate value of the Pledged Collateral held in all the locations not required to deliver Landlord Access Agreements and/or landlord’s lien waivers is less than $500,000. In addition, a waiver of bailee’s lien shall not be required if the value of the Pledged Collateral held by such bailee is less than $10,000, provided that the aggregate value of the Pledged Collateral held by all bailees who have not delivered a Bailee Letter is less than $200,000 in the aggregate. Notwithstanding the foregoing, the Collateral Agent shall not make any request for a Landlord Access Agreement, Bailee Letter or other landlord’s waiver in respect of any property to the extent the same shall not have been requested by and delivered to the Administrative Agent or the Applicable Collateral Agent under the Intercreditor Agreement.

SECTION 3.5. Joinder of Additional Guarantors. The Pledgors shall cause each Subsidiary of the Company which, from time to time, after the date hereof shall be required to pledge any assets to the Collateral Agent for the benefit of the Secured Parties pursuant to the provisions of the Indenture, (a) to execute and deliver to the Collateral Agent (i) a Joinder Agreement substantially in the form of Exhibit 3 hereto and (ii) a Perfection Certificate, in each case, within thirty (30) days of the date on which it was acquired or created or (b) in the case of a Subsidiary organized outside of the United States required to pledge any assets to the Collateral Agent, to execute and deliver to the Collateral Agent such documentation as the Collateral Agent shall reasonably request and, in each case with respect to clauses (a) and (b) above, upon such execution and delivery, such Subsidiary shall constitute a “Guarantor” and a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement.

SECTION 3.6. Supplements; Further Assurances. Each Pledgor shall take such further actions, and execute and/or deliver to the Collateral Agent such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as the Collateral Agent may in its reasonable judgment deem necessary or appropriate in order to create, perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Collateral Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm the validity, enforceability and priority of the Collateral Agent’s security interest in the Pledged Collateral or permit the Collateral Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral, including the filing of financing statements, continuation statements and other documents (including this Agreement) under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby, all in form reasonably satisfactory to the Collateral Agent and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Collateral Agent hereunder, as against third parties, with respect to the Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Collateral Agent from time to time upon reasonable request by the Collateral Agent such lists, schedules, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Collateral Agent shall reasonably request. If an Event of Default has occurred and is continuing, the Collateral Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Collateral Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors in accordance with the provisions regarding payments of fees and expenses set forth in the Indenture.

SECTION 3.7. Notwithstanding anything to the contrary in this Agreement, any other Collateral Document, the Indenture or otherwise, the Collateral Agent shall not require (i) perfection of any security interest in motor vehicles or other equipment covered by certificates of title, (ii) any perfection of a security interest in Deposit Accounts or Securities Accounts by way of control agreements or (iii) that security interests in the Pledged Collateral be perfected in any jurisdiction outside of the United States prior to the occurrence of an Event of Default.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Pledgor represents, warrants and covenants as follows:

SECTION 4.1. Title. Except for the security interest granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and Liens permitted under the Indenture, such Pledgor owns and has rights and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own and have rights in each item of Pledged Collateral pledged by it hereunder, free and clear of any and all Liens or claims of others. In addition, no Liens or claims exist on the Securities Collateral, other than as permitted by the Indenture.

SECTION 4.2. Validity of Security Interest. The security interest in and Lien on the Pledged Collateral granted to the Collateral Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Secured Obligations, and (b) subject to the filings and other actions described in Schedule 6 to the Perfection Certificate (to the extent required to be listed on the schedules to the Perfection Certificate as of the date this representation is made or deemed made), a perfected security interest in all the Pledged Collateral. The security interest and Lien granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement in and on the Pledged Collateral will at all times constitute a perfected, continuing security interest therein, prior to all other Liens on the Pledged Collateral except for Liens permitted by the Indenture.

SECTION 4.3. Defense of Claims; Transferability of Pledged Collateral. Each Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Collateral Agent and the priority thereof against all claims and demands of all persons, at its own cost and expense, at any time claiming any interest therein adverse to the Collateral Agent or any other Secured Party other than Liens permitted by the Indenture. Except as permitted in the Indenture, there is no agreement, order, judgment or decree, and no Pledgor shall enter into any agreement or take any other action, that would restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with such Pledgor’s obligations or the rights of the Collateral Agent hereunder.

SECTION 4.4. Other Financing Statements. It has not filed, nor authorized any third party to file (nor will there be), any valid or effective financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral, except such as have been filed in favor of the Collateral Agent pursuant to this Agreement or in favor of any holder of a Permitted Lien with respect to such Permitted Lien. No Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) relating to any Pledged Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holder of the Liens permitted by the Indenture.

SECTION 4.5. Location of Inventory and Equipment. Except in the ordinary course of business consistent with prudent business practice, it shall not move any Equipment or Inventory which is material to the business of such Pledgor, to any location, other than any location that is listed in the relevant Schedules to the Perfection Certificate, unless (i) it shall have given the Collateral Agent not less than 30 days’ prior written notice (in the form of a certificate of a Responsible Officer) of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may request, (ii) to the extent applicable with respect to such new location, such Pledgor shall have complied with Section 3.4(f).

SECTION 4.6. Due Authorization and Issuance. All of the Pledged Securities existing on the date hereof have been, and to the extent any Pledged Securities are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable to the extent applicable. There is no amount or other obligation owing by any Pledgor to any issuer of the Pledged Securities in exchange for or in connection with the issuance of the Pledged Securities or any Pledgor’s status as a partner or a member of any issuer of the Pledged Securities.

SECTION 4.7. Consents, etc. Subject to Section 11.15 hereof, in the event that the Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other person therefor, then, upon the reasonable request of the Collateral Agent, such Pledgor agrees to use its best efforts to assist and aid the Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

SECTION 4.8. Pledged Collateral. As of the date hereof, all information set forth herein, including the schedules hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party, including the Perfection Certificate and the schedules thereto, in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects. As of the date hereof, the Pledged Collateral described on the schedules to the Perfection Certificate constitutes all of the property of such type of Pledged Collateral owned or held by the Pledgors.

SECTION 4.9. Insurance. Subject to Section 11.15 hereof, in the event that the proceeds of any insurance claim are paid to any Pledgor after the Collateral Agent has exercised its right to foreclose after an Event of Default, such Net Cash Proceeds shall be held in trust for the benefit of the Collateral Agent and immediately after receipt thereof shall be paid to the Collateral Agent for application in accordance with the Indenture.

SECTION 4.10. Chief Executive Office; Change of Name; Jurisdiction of Organization. No Pledgor will effect any change (i) to its legal name, (ii) in the location of any Pledgor’s chief executive office, (iii) in its identity or organizational structure, (iv) in its organizational identification number, if any, or (iv) in its jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), unless (A) it shall have given the Collateral Agent promptly but in any event within 15 days after such change, written notice clearly describing such change and providing such other information in connection therewith as the Collateral Agent may reasonably request and (B) it shall take all action necessary to maintain the perfection and priority of the security interest of the Collateral Agent for the benefit of the Secured Parties in the Collateral. Each Pledgor agrees to promptly provide the Collateral Agent with certified Organization Documents reflecting any of the changes described in the preceding sentence. Each Pledgor also agrees to promptly notify the Collateral Agent of any change in the location of any office in which it maintains books or records relating to Pledged Collateral which is material to such Pledgor’s business or at which such material Pledged Collateral is located (including the establishment of any such new office or facility) other than changes in location to a Mortgaged Property or a leased property subject to a Landlord Access Agreement.

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1. Pledge of Additional Securities Collateral. Subject to Section 11.15 hereof, each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes of any person, accept the same in trust for the benefit of the Collateral Agent, and promptly (but in any event within ten days after receipt thereof) deliver to the Collateral Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 2 hereto (each, a “Pledge Amendment”), and deliver to the Collateral Agent the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes. Each Pledgor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Collateral Agent shall for all purposes hereunder be considered Pledged Collateral.

SECTION 5.2. Voting Rights; Distributions; etc.

(a) So long as no Event of Default shall have occurred and be continuing:

(i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Indenture or any other document evidencing the Secured Obligations; provided, however, that no Pledgor shall in any event exercise such rights in any manner which could reasonably be expected to have a Material Adverse Effect.

(ii) Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Indenture; provided, however, that any and all such Distributions consisting of rights or interests in the form of Pledged Securities shall to the extent required under the applicable Sections of Article III above, and subject to Section 11.15 hereof, be forthwith delivered to the Collateral Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Pledgor and be promptly (but in any event within ten days after receipt thereof) delivered to the Collateral Agent, as Pledged Collateral in the same form as so received (with any necessary endorsement).

(b) So long as no Event of Default shall have occurred and be continuing, the Collateral Agent shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof.

(c) Subject to Section 11.15 hereof, upon the occurrence and during the continuance of any Event of Default:

(i) All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

(ii) All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

(d) Subject to Section 11.15 hereof, each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Collateral Agent appropriate instruments as the Collateral Agent may request in order to permit the Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(c)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(c)(ii) hereof.

(e) Subject to Section 11.15 hereof, all Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(a)(ii) hereof shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Pledgor and shall immediately be paid over to the Collateral Agent, as Pledged Collateral in the same form as so received (with any necessary endorsement).

SECTION 5.3. Defaults, etc. Subject to Section 11.15 hereof, each Pledgor hereby represents and warrants that (i) such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of any other provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder, (ii) no Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person with respect thereto, and (iii) as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Organization Documents and certificates representing such Pledged Securities that have been delivered to the Collateral Agent, which evidence any Pledged Securities of such Pledgor.

SECTION 5.4. Certain Agreements of Pledgors As Issuers and Holders of Capital Interests.

(a) In the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.

(b) Subject to Section 11.15 hereof, in the case of each Pledgor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Organization Document to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Securities to the Collateral Agent, or to its nominee and to the substitution of the the Collateral Agent, or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be.

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL

PROPERTY COLLATERAL

SECTION 6.1. Grant of Intellectual Property License. Subject to Section 11.15 hereof, for the purpose of enabling the Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article IX hereof at such time as it shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Collateral Agent, to the extent assignable, an irrevocable, non-exclusive license to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located and to the extent the same is not Excluded Assets. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

SECTION 6.2. Protection of Collateral Agent’s Security. On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Collateral Agent of any adverse determination in any proceeding or the institution of any proceeding in any federal, state or local court or administrative body or in the United States Patent and Trademark Office or the United States Copyright Office regarding any Material Intellectual Property Collateral, such Pledgor’s right to register such Material Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (ii) upon such Pledgor obtaining knowledge thereof, promptly notify the Collateral Agent in writing of any event which may be reasonably expected to materially and adversely affect the value or utility of any Material Intellectual Property Collateral or the rights and remedies of the Collateral Agent in relation thereto including a levy or threat of levy or any legal process against any Material Intellectual Property Collateral, (iii) diligently keep adequate records respecting all Material Intellectual Property Collateral and (iv) furnish to the Collateral Agent on an annual basis, by no later than January 20th of each year, commencing with January 20, 2011, reasonably detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to any Intellectual Property Collateral as the Collateral Agent may from time to time request.

SECTION 6.3. After-Acquired Property. If any Pledgor shall at any time after the date hereof (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, or if any intent-to use trademark application is no longer subject to clause (c) of the definition of Excluded Assets, the provisions hereof shall automatically apply thereto and any such item enumerated in the preceding clause (i) or (ii) shall automatically constitute Intellectual Property Collateral as if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party to the extent the same is not Excluded Assets. Each Pledgor shall provide to the Collateral Agent written notice of any of the foregoing and confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) above by execution of an instrument in form reasonably acceptable to the Collateral Agent and the filing of any instruments or statements as shall be reasonably necessary to create, preserve, protect or perfect the Collateral Agent’s security interest in such Intellectual Property Collateral, in each case subject to Section 11.15 hereof. Further, each Pledgor authorizes the Collateral Agent to modify this Agreement by amending Schedules 11(a) and 11(b) to the Perfection Certificate to include any Intellectual Property Collateral of such Pledgor acquired or arising after the date hereof.

SECTION 6.4. Litigation. Unless there shall occur and be continuing any Event of Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral. Subject to Section 11.15 hereof, upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have the right but shall in no way be obligated to file applications for protection of the Material Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Collateral Agent or the Secured Parties to enforce the Material Intellectual Property Collateral and any license thereunder. In the event of such suit, each Pledgor shall, at the reasonable request of the Collateral Agent, do any and all lawful acts and execute any and all documents requested by the Collateral Agent in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Collateral Agent for all reasonable costs and expenses incurred by the Collateral Agent in the exercise of its rights under this Section 6.4 in accordance with the Indenture, provided, that the Pledgors shall only be liable for the costs and expenses of the Collateral Agent and the Trustee, and not of any other Secured Party. In the event that the Collateral Agent shall elect not to bring suit to enforce the Material Intellectual Property Collateral following any such Event of Default, each Pledgor agrees, at the reasonable request of the Collateral Agent, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of such Material Intellectual Property Collateral by any person.

ARTICLE VII

CERTAIN PROVISIONS CONCERNING RECEIVABLES

SECTION 7.1. Maintenance of Records. Each Pledgor shall keep and maintain at its own cost and expense complete records of Receivables, in a manner consistent with prudent business practice, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Subject to Section 11.15 hereof, each Pledgor shall, at such Pledgor’s sole cost and expense, upon the Collateral Agent’s demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Receivables, including all documents evidencing Receivables and any books and records relating thereto to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Pledgor). Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may transfer a full and complete copy of any Pledgor’s books, records, credit information, reports, memoranda and all other writings relating to the Receivables to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Receivables or the Collateral Agent’s security interest therein without the consent of any Pledgor.

SECTION 7.2. Legend. Subject to Section 11.15 hereof, upon the occurrence and during the continuance of any Event of Default, each Pledgor shall legend, at the request of the Collateral Agent and in form and manner satisfactory to the Collateral Agent, the Receivables and the other books, records and documents of such Pledgor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Collateral Agent for the benefit of the Secured Parties and that the Collateral Agent has a security interest therein.

ARTICLE VIII

TRANSFERS

SECTION 8.1. Transfers of Pledged Collateral. No Pledgor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder except as expressly permitted by the Indenture, this Agreement or the Intercreditor Agreement.

ARTICLE IX

REMEDIES

SECTION 9.1. Remedies. Subject to Section 11.15 hereof, upon the occurrence and during the continuance of any Event of Default, the Collateral Agent may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:

(i) Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

(ii) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Collateral Agent and shall promptly (but in no event later than one (1) Business Day after receipt thereof) pay such amounts to the Collateral Agent;

(iii) Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

(iv) Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Collateral Agent at any place or places so designated by the Collateral Agent, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Collateral Agent and therewith delivered to the Collateral Agent, (B) store and keep any Pledged Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor’s obligation to deliver the Pledged Collateral as contemplated in this Section 9.1(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;

(v) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral for application to the Secured Obligations as provided in Article X hereof;

(vi) Retain and apply the Distributions to the Secured Obligations as provided in Article X hereof;

(vii) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and

(viii) Exercise all the rights and remedies of a secured party on default under the UCC, and the Collateral Agent may also in its sole discretion, without notice except as specified in Section 9.2 hereof, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable. The Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of the Pledged Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such person as a credit on account of the purchase price of the Pledged Collateral or any part thereof payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Agent shall not be obligated to make any sale of the Pledged Collateral or any part thereof regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Collateral Agent arising by reason of the fact that the price at which the Pledged Collateral or any part thereof may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

SECTION 9.2. Notice of Sale. Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of the Pledged Collateral or any part thereof shall be required by law, ten (10) days’ prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

SECTION 9.3. Waiver of Notice and Claims. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Collateral Agent’s taking possession or the Collateral Agent’s disposition of the Pledged Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article IX in the absence of gross negligence or willful misconduct on the part of the Collateral Agent. Subject to Section 11.15 hereof, any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

SECTION 9.4. Certain Sales of Pledged Collateral.

(a) Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Collateral Agent shall have no obligation to engage in public sales.

(b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

(c) Subject to Section 11.15 hereof, notwithstanding the foregoing, each Pledgor shall, upon the occurrence and during the continuance of any Event of Default, at the reasonable request of the Collateral Agent, for the benefit of the Collateral Agent, cause any registration, qualification under or compliance with any Federal or state securities law or laws to be effected with respect to all or any part of the Securities Collateral as soon as practicable and at the sole cost and expense of the Pledgors. Each Pledgor will use its commercially reasonable efforts to cause such registration to be effected (and be kept effective) and will use its commercially reasonable efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Securities Collateral including registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with all other requirements of any Governmental Authority. Each Pledgor shall use its commercially reasonable efforts to cause the Collateral Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Collateral Agent such number of prospectuses, offering circulars or other documents incident thereto as the Collateral Agent from time to time may request, and shall indemnify and shall cause the issuer of the Securities Collateral to indemnify the

Collateral Agent and all others participating in the distribution of such Securities Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) If the Collateral Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Pledgor shall from time to time furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number of securities included in the Securities Collateral or Investment Property which may be sold by the Collateral Agent as exempt transactions under the Securities Act and the rules of the SEC thereunder, as the same are from time to time in effect.

(e) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9.4 will cause irreparable injury to the Collateral Agent and the other Secured Parties, that the Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9.4 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

SECTION 9.5. No Waiver; Cumulative Remedies.

(a) No failure on the part of the Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available.

(b) In the event that the Collateral Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Collateral Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case, the Pledgors, the Collateral Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies, privileges and powers of the Collateral Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

SECTION 9.6. Certain Additional Actions Regarding Intellectual Property. Subject to Section 11.15 hereof, if any Event of Default shall have occurred and be continuing, upon the written demand of the Collateral Agent, each Pledgor shall execute and deliver to the Collateral Agent an assignment or assignments of the Intellectual Property Collateral and such other documents, in each case to the extent not Excluded Assets, as are necessary or appropriate to carry out the intent and purposes hereof. Within five (5) Business Days of written notice thereafter from the Collateral Agent, each Pledgor shall make available to the Collateral Agent, to the extent within such Pledgor’s power and authority, such personnel in such Pledgor’s employ on the date of the Event of Default as the Collateral Agent may reasonably designate to permit such Pledgor to continue, directly or indirectly, to produce, advertise and sell the products and services sold by such Pledgor under the Intellectual Property Collateral, and such persons shall be available to perform their prior functions on the Collateral Agent’s behalf.

ARTICLE X

APPLICATION OF PROCEEDS

SECTION 10.1. Application of Proceeds. Subject to Section 11.15 hereof, the proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Collateral Agent of its remedies shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Agreement, in accordance with the Indenture.

ARTICLE XI

MISCELLANEOUS

SECTION 11.1. Concerning Collateral Agent.

(a) The Collateral Agent has been appointed as collateral agent pursuant to the Indenture. The actions of the Collateral Agent hereunder are subject to the provisions of the Indenture. The Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Indenture, in each case subject to the terms and provisions of the Intercreditor Agreement as provided in Section 11.15 hereof. The Collateral Agent is authorized and empowered to appoint one or more co-Collateral Agents or sub-agents or attorneys-in-fact as it deems necessary or appropriate in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Collateral Agent may resign and a successor Collateral Agent may be appointed in the manner provided in the Indenture. Upon the acceptance of any appointment as the Collateral Agent by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent under this Agreement, and the retiring Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent.

(b) The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Collateral Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Pledged Collateral.

(c) The Collateral Agent shall be entitled to rely conclusively upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

(d) Subject to Section 11.15 hereof, if any item of Pledged Collateral also constitutes collateral granted to the Collateral Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such collateral, the Collateral Agent, in its sole discretion, shall select which provision or provisions shall control.

(e) The Collateral Agent may conclusively rely on advice of counsel as to whether any or all UCC financing statements of the Pledgors need to be amended as a result of any of the changes described in Section 4.10 hereof. If any Pledgor fails to provide information to the Collateral Agent about such changes on a timely basis, the Collateral Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Pledgor’s property constituting Pledged Collateral, for which the Collateral Agent needed to have information relating to such changes. The Collateral Agent shall have no duty to inquire about such changes if any Pledgor does not inform the Collateral Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Agent to search for information on such changes if such information is not provided by any Pledgor.

(f) Whenever reference is made in this Agreement to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Collateral Agent or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Collateral Agent, it is understood that in all cases the Collateral Agent shall be fully justified in failing or refusing to take any such action under this Agreement if it shall not have received such advice or concurrence of the Holders, as it deems appropriate. This provision is intended solely for the benefit of the Collateral Agent and its successors and permitted assigns and is not intended to and will not entitle the other parties hereto to any defense, claim or counterclaim, or confer any rights or benefits on any party hereto.

SECTION 11.2. Collateral Agent May Perform; Collateral Agent Appointed Attorney-in-Fact. Subject to Section 11.15 hereof, if any Pledgor shall fail to perform any covenants contained in this Agreement or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach (but only after any applicable grace periods provided for in the Indenture), and may expend funds for such purpose; provided, however, that the Collateral Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of the Indenture. Any and all amounts so expended by the Collateral Agent shall be paid by the Pledgors in accordance with the Indenture. Neither the provisions of this Section 11.2 nor any action taken by the Collateral Agent pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Collateral Agent its attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument consistent with the terms of the Indenture, this Agreement and the other Security Documents which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (but the Collateral Agent shall not be obligated to and shall have no liability to such Pledgor or any third party for failure to so do or take action). The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

SECTION 11.3. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assigns. No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Indenture and the Intercreditor Agreement. Each of the Pledgors agrees that its obligations hereunder and the security interest created hereunder shall continue to be effective or be reinstated, as applicable, if at any time payment, or any part thereof, of all or any part of the Secured Obligations is rescinded or must otherwise be restored by the Secured Party upon the bankruptcy or reorganization of any Pledgor or otherwise.

SECTION 11.4. Termination; Release.

When all the Secured Obligations (other than contingent indemnification obligations not yet due and payable) have been paid in full, this Agreement shall terminate. Upon termination of this Agreement the Pledged Collateral shall be released from the Lien of this Agreement. In addition to the foregoing, the Liens on the Collateral will be automatically released, without the need for any action by the Collateral Agent or any other Secured Party, as follows:

(a) with respect to any Collateral securing the Note Guarantee of any Guarantor, when such Guarantor’s Note Guarantee is released in accordance with the terms of the Indenture;

(b) upon payment in full of principal, interest and all other obligations on the Notes issued under the Indenture;

(c) with the consent the Holders of two-thirds in aggregate principal amount of the Notes, including, without limitation, consents obtained in connection with a tender offer or exchange offer for, or purchase of, Notes;

(d) in connection with any disposition of Pledged Collateral (but excluding any transaction subject to Article V of the Indenture where the recipient is required to become the obligor on the Notes or a Guarantor) that is permitted by the Indenture;

(e) with respect to any particular item of Pledged Collateral, provided that there is then outstanding under the Credit Agreement at least $125,000,000 in aggregate debt and debt commitments, upon release by the Administrative Agent of the Liens on such item of Pledged Collateral securing the Obligations under the Credit Agreement;

(f) upon the exercise by the Company of its legal defeasance or covenant defeasance options, or the satisfaction and discharge of the Company’s obligations under Article 8 or Article 13, as applicable, of the Indenture; or

(g) upon the release or discharge of the Liens securing obligations under each of the Credit Facilities or any Guarantees thereof on any Pledged Collateral (with respect to the Lien on such Pledged Collateral); provided that the ratings then assigned to the Notes by both Moody’s and S&P will be, after giving effect to such release or discharge, Investment Grade Ratings, and a Suspension Period is then in effect.

provided, that, in the case of any release in whole pursuant to clauses (b) or (f) above, all amounts then due and owing to the Trustee under the Indenture, the Notes and the Note Guarantees and the Collateral Documents have been paid.

In addition, in accordance with Section 2.1 above, the liens on any 3-16 Excluded Property will be automatically released to the extent necessary for any such Subsidiary of the Company not to be subject to any requirement pursuant to Rule 3-16 of Regulation S-X under the Securities Act, due to the fact that such Subsidiary’s capital stock secures the Notes, to file separate financial statements with the SEC.

Upon such release or any release of Collateral or any part thereof in accordance with the provisions of this Agreement, the Indenture or the Intercreditor Agreement, upon the request and at the sole cost and expense of the Company and the Guarantors, the Collateral Agent shall:

(1) assign, transfer and deliver to the Company or the applicable Guarantor, as the case may be, against receipt and without recourse to or warranty by the Collateral Agent except as to the fact that the Collateral Agent has not encumbered the released assets, such of the Collateral or any part thereof to be released as may be in possession of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms of the Collateral Documents;

(2) execute and deliver UCC financing statement amendments or releases (which shall be prepared by the Company or any Guarantor) to the extent necessary to delete such Collateral or any part thereof to be released from the description of assets in any previously filed financing statements; and

(3) execute and deliver such documents, instruments or statements (which shall be prepared by the Company) and take such other action as the Company may request to cause to be released and reconveyed to the Company, or the applicable Guarantor, as the case may be, such Collateral or any part thereof to be released and to evidence or confirm that such Collateral or any part thereof to be released has been released from the Liens of each of the Indenture and each of the Collateral Documents.

Notwithstanding any provision to the contrary herein, as and when requested by the Company or any Pledgor, and upon direction from the Trustee, the Collateral Agent shall execute and deliver UCC financing statement amendments or releases (which shall be prepared by the Company or a Pledgor) to the extent necessary to delete Excluded Assets from the dscription of assets in any previously filed financing statements. If requested in writing by the Company or any Pledgor, and as directed by the Trustee, the Collateral Agent shall execute and deliver such documents, instruments or statements (which shall be prepared by the Company or any Pledgor) and to take such other action as the Company, such Pledgor or the Trustee may request to cause to be released and reconveyed to the Company, or the applicable Pledgor, as the case may be, such Excluded Assets described in the immediately preceding sentence and to evidence or confirm that such Excluded Assets have been released from the Liens on the Collateral created hereunder. The Collateral Agent shall execute and deliver such documents, instruments and statements and shall take all such actions promptly upon receipt of any directions from the Trustee.

Upon such release or any release of Pledged Collateral or any part thereof in accordance with the provisions of this Agreement, the Indenture or the Intercreditor Agreement, and without in any way effecting any automatic release, the Collateral Agent shall, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Collateral Agent except as to the fact that the Collateral Agent has not encumbered the released assets, such of the Pledged Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC-3 termination financing statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

SECTION 11.5. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Indenture and Intercreditor Agreement and unless in writing and signed by the applicable Pledgor and the Collateral Agent. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

SECTION 11.6. Notices. Unless otherwise provided herein or in the Indenture, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Indenture, as to any Pledgor, addressed to it at the address of the Company set forth in the Indenture and as to the Collateral Agent, addressed to it at the address set forth in the Indenture, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.6.

SECTION 11.7. Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. Sections 14.08 and 14.09 of the Indenture are incorporated herein, mutatis mutandis, as if a part hereof.

SECTION 11.8. Severability of Provisions. Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.

SECTION 11.9. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

SECTION 11.10. Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

SECTION 11.11. No Credit for Payment of Taxes or Imposition. Such Pledgor shall not be entitled to any credit against the principal, premium, if any, or interest payable under the Indenture, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Pledged Collateral or any part thereof.

SECTION 11.12. No Claims Against Collateral Agent. Nothing contained in this Agreement shall constitute any consent or request by the Collateral Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Collateral Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

SECTION 11.13. No Release. Nothing set forth in this Agreement or any other Collateral Document, nor the exercise by the Collateral Agent of any of the rights or remedies hereunder, shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Collateral Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Collateral Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Indenture or the other Collateral Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral hereunder. The obligations of each Pledgor contained in this Section 11.13 shall survive the termination hereof and the discharge of such Pledgor’s other obligations under this Agreement, the Indenture and the other Collateral Documents.

SECTION 11.14. Obligations Absolute. All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

(i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;

(ii) any lack of validity or enforceability of the Indenture or any other Collateral Document, or any other agreement or instrument relating thereto;

(iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture or any Collateral Document or any other agreement or instrument relating thereto;

(iv) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

(v) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Indenture or any Collateral Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.5 hereof; or

(vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

SECTION 11.15. Intercreditor Agreement. (a) Notwithstanding anything to the contrary contained in this Agreement, the Liens, security interests and rights granted pursuant to this Agreement or any other Collateral Document shall be as set forth in, and subject to the terms and conditions of (and the exercise of any right or remedy by the Collateral Agent hereunder or thereunder shall be subject to the terms and conditions of), the Intercreditor Agreement. In the event of any conflict between this Agreement or any other Collateral Document and the Intercreditor Agreement, the Intercreditor Agreement shall control, and no right, power, or remedy granted to the Collateral Agent or any Secured Party hereunder or under any other Collateral Document shall be exercised by the Collateral Agent or any Secured Party, and no direction shall be given by the Collateral Agent or any Secured Party in contravention of the Intercreditor Agreement.

(b) Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, all rights and remedies of the Collateral Agent (and the Secured Parties) shall be subject to the terms of the Intercreditor Agreement, and, with respect to the Collateral, until either (i) no Obligations under the Credit Agreement remain outstanding or (ii) a Non-Controlling Authorized Representative Enforcement Date occurs, any and all obligations of the Pledgors hereunder or under any other Collateral Document with respect to the delivery or control of any Collateral, the notation of any lien on any certificate of title, bill of lading or other document, the giving of any notice to any bailee or other Person, the provision of voting rights or the obtaining of any consent of any Person, in each case in connection with any and all Collateral, and any representation with respect to any of the above (it being acknowledged that, without limitation, such shall apply to the representations made under Section 3.1, 3.4(a) and elsewhere under this Agreement on the date of this Agreement), shall be deemed to be satisfied if such Pledgor, as applicable, delivers such Collateral to the Administrative Agent or such other Applicable Collateral Agent in accordance with the relevant provisions of the Intercreditor Agreement.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, each Pledgor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

BROCADE COMMUNICATIONS SYSTEMS, INC.,
as Pledgor

By:	/s/ Richard Deranleau
	Name:	Richard Deranleau
	Title:	Vice President and Chief Financial
Officer

BROCADE COMMUNICATIONS SYSTEMS SKYPORT LLC,
as Pledgor

By:	/s/ Richard Deranleau
	Name:	Richard Deranleau
	Title:	Chief Financial Officer

INRANGE TECHNOLOGIES CORPORATION,
as Pledgor

By:	/s/ Richard Deranleau
	Name:	Richard Deranleau
	Title:	Chief Financial Officer

MCDATA CORPORATION,
as Pledgor

By:	/s/ Richard Deranleau
	Name:	Richard Deranleau
	Title:	Chief Financial Officer

MCDATA SERVICES CORPORATION,
as Pledgor

By:	/s/ Richard Deranleau
	Name:	Richard Deranleau
	Title:	Treasurer

STRATEGIC BUSINESS SYSTEMS, INC.,
as Pledgor

By:	/s/ Jean Furter
	Name:	Jean Furter
	Title:	Treasurer

FOUNDRY NETWORKS, LLC, as Pledgor

By:	/s/ Richard Deranleau
Name: Richard Deranleau
Title: Chief Financial Officer

Wells Fargo Bank, National Association, as Collateral Agent

By:	/s/ Maddy Hall
Name: Maddy Hall
Title: Vice President

EXHIBIT 1

[Form of]

ISSUER’S ACKNOWLEDGMENT

The undersigned hereby (i) acknowledges receipt of the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of January 20, 2010, made by BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation (the “Company”), the Pledgors party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”), relating to the Company’s 6.625% Senior Secured Notes due 2018, (ii) agrees promptly to note on its books the security interests granted to the Collateral Agent and confirmed under the Security Agreement, (iii) agrees that, subject to the Intercreditor Agreement and Section 11.15 of the Security Agreement, it will comply with instructions of the Collateral Agent with respect to the applicable Securities Collateral (including all Capital Interests of the undersigned to the extent they constitute Securities Collateral) without further consent by the applicable Pledgor, (iv) agrees to notify the Collateral Agent upon obtaining knowledge of any interest in favor of any person in the applicable Securities Collateral that is adverse to the interest of the Collateral Agent therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Collateral Agent or its nominee or the exercise of voting rights by the Collateral Agent or its nominee. Notwithstanding the foregoing, it is hereby acknowledged that the security interest referred to above in all pledged Securities Collateral for which the undersigned is the issuer, shall not extend to, and shall not include, any 3-16 Excluded Property.

[ ]

By:
Name:
Title:

EXHIBIT 2

[Form of]

SECURITIES PLEDGE AMENDMENT

This Securities Pledge Amendment, dated as of [                ], 2010, is delivered pursuant to Section 5.1 of the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of January 20, 2010, made by BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation (the “Company”), the Pledgors party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”), relating to the Company’s 6.625% Senior Secured Notes due 2018. The undersigned hereby agrees that this Securities Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Securities Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER CAPITAL INTERESTS OF ISSUER

INTERCOMPANY NOTES

ISSUER	PRINCIPAL AMOUNT	DATE OF ISSUANCE	INTEREST RATE	MATURITY DATE

BROCADE COMMUNICATIONS SYSTEMS, INC., as Pledgor

By:
Name:
Title:

AGREED TO AND ACCEPTED: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

EXHIBIT 3

[Form of]

JOINDER AGREEMENT

[Name of New Pledgor]

[Address of New Pledgor]

[Date]

________________________

________________________

________________________

________________________

Ladies and Gentlemen:

Reference is made to the Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of January 20, 2010, made by BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation (the “Company”), the Pledgors party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent (in such capacity and together with any successors in such capacity, the “Collateral Agent”), relating to the Company’s 6.625% Senior Secured Notes due 2018.

This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, [                        ] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement. The New Pledgor hereby agrees to be bound as a Pledgor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement. The New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in the Indenture to the same extent that it would have been bound if it had been a signatory to the Indenture on the execution date of the Indenture. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Pledgor under the Security Agreement. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement and the Indenture.

Annexed hereto are supplements to each of the schedules to the Security Agreement and the Indenture, as applicable, with respect to the New Pledgor. Such supplements shall be deemed to be part of the Security Agreement or the Indenture, as applicable.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]

By:
Name:
Title:

AGREED TO AND ACCEPTED: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

[Schedules to be attached]

EXHIBIT 4

[Form of Copyright Security Agreement]

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIENS, SECURITY INTERESTS AND RIGHTS GRANTED PURSUANT TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT SHALL BE AS SET FORTH IN, AND SUBJECT TO THE TERMS AND CONDITIONS OF (AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT HEREUNDER OR THEREUNDER SHALL BE SUBJECT TO THE TERMS AND CONDITIONS OF), THE INTERCREDITOR AGREEMENT, DATED AS OF JANUARY 20, 2010 (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT FOR THE CREDIT AGREEMENT SECURED PARTIES, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS 2018 NOTES COLLATERAL AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS 2020 NOTES COLLATERAL AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS 2018 NOTES AUTHORIZED REPRESENTATIVE AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS 2020 NOTES AUTHORIZED REPRESENTATIVE (ALL AS DEFINED THEREIN), AND EACH ADDITIONAL AUTHORIZED REPRESENTATIVE FROM TIME TO TIME PARTY THERETO AND THE PLEDGORS HEREUNDER FROM TIME TO TIME. IN THE EVENT OF ANY CONFLICT BETWEEN THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT AND THE INTERCREDITOR AGREEMENT, THE INTERCREDITOR AGREEMENT SHALL CONTROL.

Copyright Security Agreement

Copyright Security Agreement, dated as of January 20, 2010, by BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation and [                    ] (the “Pledgor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent pursuant to the Security Agreements (as defined below) (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Indenture (the “2018 Indenture”) dated as of January 20, 2010, among the Company, the other Pledgors and Wells Fargo Bank, National Association, as trustee, the Company has issued 6.625% Senior Secured Notes due 2018 (the “2018 Notes”) to the holders thereof;

WHEREAS, pursuant to the Indenture (the “2020 Indenture”) dated as of January 20, 2010, among the Company, the other Pledgors and Wells Fargo Bank, National Association, as trustee, the Company has issued 6.875% Senior Secured Notes due 2020 (the “2020 Notes”) to the holders thereof;

WHEREAS, the Pledgor is a party to a Security Agreement applicable to the 2018 Notes of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “2018 Security Agreements”) in favor of the Collateral Agent under the 2018 Indenture pursuant to which the Pledgor is required to execute and deliver this Copyright Security Agreement;

WHEREAS, the Pledgor is a party to a Security Agreement applicable to the 2020 Notes of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “2020 Security Agreement” and, together with the 2018 Security Agreement, the “Security Agreements”) in favor of the collateral agent under the 2020 Indenture pursuant to which the Pledgor is required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, the Pledgor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreements and used herein have the meaning given to them in the Security Agreements.

SECTION 2. Grant of Security Interest in Copyright Collateral. Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a) Copyrights of such Pledgor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing (other than Excluded Assets).

SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreements and Pledgor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreements, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreements, the provisions of the Security Agreements shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations (as defined in each of the Security Agreements) (other than contingent indemnification obligations not yet due and payable) and termination of the Security Agreements, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights and Proceeds under this Copyright Security Agreement. In addition, the Liens on the Copyrights and Proceeds thereof will be automatically released, without the need for any action by the Collateral Agent or any other Secured Party, in accordance with the provisions of Section 11.4 of each of the Security Agreements.

SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

IN WITNESS WHEREOF, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours, [PLEDGOR]

By:
Name:
Title:

Accepted and Agreed: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

SCHEDULE I

to

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Copyright Registrations:

PLEDGOR	REGISTRATION NUMBER	TITLE

Copyright Applications:

PLEDGOR	APPLICATION NUMBER	TITLE

EXHIBIT 5

[Form of Patent Security Agreement]

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIENS, SECURITY INTERESTS AND RIGHTS GRANTED PURSUANT TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT SHALL BE AS SET FORTH IN, AND SUBJECT TO THE TERMS AND CONDITIONS OF (AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT HEREUNDER OR THEREUNDER SHALL BE SUBJECT TO THE TERMS AND CONDITIONS OF), THE INTERCREDITOR AGREEMENT, DATED AS OF JANUARY 20, 2010 (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT FOR THE CREDIT AGREEMENT SECURED PARTIES, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS 2018 NOTES COLLATERAL AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS 2020 NOTES COLLATERAL AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS 2018 NOTES AUTHORIZED REPRESENTATIVE AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS 2020 NOTES AUTHORIZED REPRESENTATIVE (ALL AS DEFINED THEREIN), AND EACH ADDITIONAL AUTHORIZED REPRESENTATIVE FROM TIME TO TIME PARTY THERETO AND THE PLEDGORS HEREUNDER FROM TIME TO TIME. IN THE EVENT OF ANY CONFLICT BETWEEN THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT AND THE INTERCREDITOR AGREEMENT, THE INTERCREDITOR AGREEMENT SHALL CONTROL.

Patent Security Agreement

Patent Security Agreement, dated as of January 20, 2010, by BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation, and [                    ] (the “Pledgor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION., in its capacity as collateral agent pursuant to the Security Agreements (as defined below) (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Indenture (the “2018 Indenture”) dated as of January 20, 2010, among the Company, the other Pledgors and Wells Fargo Bank, National Association, as trustee, the Company has issued 6.625 % Senior Secured Notes due 2018 (the “2018 Notes”) to the holders thereof;

WHEREAS, pursuant to the Indenture (the “2020 Indenture”) dated as of January 20, 2010, among the Company, the other Pledgors and Wells Fargo Bank, National Association, as trustee, the Company has issued 6.875% Senior Secured Notes due 2020 (the “2020 Notes”) to the holders thereof;

WHEREAS, the Pledgor is a party to a Security Agreement applicable to the 2018 Notes of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “2018 Security Agreements”) in favor of the Collateral Agent under the 2018 Indenture pursuant to which the Pledgor is required to execute and deliver this Patent Security Agreement;

WHEREAS, the Pledgor is a party to a Security Agreement applicable to the 2020 Notes of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “2020 Security Agreement” and, together with the 2018 Security Agreement, the “Security Agreements”) in favor of the collateral agent under the 2020 Indenture pursuant to which the Pledgor is required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreements and used herein have the meaning given to them in the Security Agreements.

SECTION 2. Grant of Security Interest in Patent Collateral. Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a) Patents of such Pledgor listed on Schedule I attached hereto; and

(b) all Proceeds of any and all of the foregoing (other than Excluded Assets).

SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Collateral Agent pursuant to the Security Agreements and the Pledgor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreements, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreements, the provisions of the Security Agreements shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations (as defined in each of the Security Agreements) (other than contingent indemnification obligations not yet due and payable) and termination of the Security Agreements, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents and Proceeds under this Patent Security Agreement. In addition, the Liens on the Patents and Proceeds thereof will be automatically released, without the need for any action by the Collateral Agent or any other Secured Party, in accordance with the provisions of Section 11.4 of each of the Security Agreements.

SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours, [PLEDGORS]

By:
Name:
Title:

Accepted and Agreed: WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent

By:
Name:
Title:

SCHEDULE I

to

PATENT SECURITY AGREEMENT

PATENT REGISTRATIONS AND PATENT APPLICATIONS

Patent Registrations:

PLEDGOR	REGISTRATION NUMBER	TITLE

Patent Applications:

PLEDGOR	APPLICATION NUMBER	TITLE

EXHIBIT 6

[Form of Trademark Security Agreement]

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIENS, SECURITY INTERESTS AND RIGHTS GRANTED PURSUANT TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT SHALL BE AS SET FORTH IN, AND SUBJECT TO THE TERMS AND CONDITIONS OF (AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE COLLATERAL AGENT HEREUNDER OR THEREUNDER SHALL BE SUBJECT TO THE TERMS AND CONDITIONS OF), THE INTERCREDITOR AGREEMENT, DATED AS OF JANUARY 20, 2010 (AS AMENDED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT FOR THE CREDIT AGREEMENT SECURED PARTIES, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS 2018 NOTES COLLATERAL AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS 2020 NOTES COLLATERAL AGENT, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS 2018 NOTES AUTHORIZED REPRESENTATIVE AND WELLS FARGO BANK, NATIONAL ASSOCIATION, AS 2020 NOTES AUTHORIZED REPRESENTATIVE (ALL AS DEFINED THEREIN), AND EACH ADDITIONAL AUTHORIZED REPRESENTATIVE FROM TIME TO TIME PARTY THERETO AND THE PLEDGORS HEREUNDER FROM TIME TO TIME. IN THE EVENT OF ANY CONFLICT BETWEEN THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT AND THE INTERCREDITOR AGREEMENT, THE INTERCREDITOR AGREEMENT SHALL CONTROL.

Trademark Security Agreement

Trademark Security Agreement, dated as of January 20, 2010, by BROCADE COMMUNICATIONS SYSTEMS, INC., a Delaware corporation, and [            ] (the “Pledgor”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, in its capacity as collateral agent pursuant to the Security Agreements (as defined below) (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Indenture (the “2018 Indenture”) dated as of January 20, 2010, among the Company, the other Pledgors and Wells Fargo Bank, National Association, as trustee, the Company has issued 6.625 % Senior Secured Notes due 2018 (the “2018 Notes”) to the holders thereof;

WHEREAS, pursuant to the Indenture (the “2020 Indenture”) dated as of January 20, 2010, among the Company, the other Pledgors and Wells Fargo Bank, National Association, as trustee, the Company has issued 6.875% Senior Secured Notes due 2020 (the “2020 Notes”) to the holders thereof;

WHEREAS, the Pledgor is a party to a Security Agreement applicable to the 2018 Notes of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “2018 Security Agreements”) in favor of the Collateral Agent under the 2018 Indenture pursuant to which the Pledgor is required to execute and deliver this Trademark Security Agreement;

WHEREAS, the Pledgor is a party to a Security Agreement applicable to the 2020 Notes of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “2020 Security Agreement” and, together with the 2018 Security Agreement, the “Security Agreements”) in favor of the collateral agent under the 2020 Indenture pursuant to which the Pledgor is required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreements and used herein have the meaning given to them in the Security Agreements.

SECTION 2. Grant of Security Interest in Trademark Collateral. Each Pledgor hereby pledges and grants to the Collateral Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Pledgor:

(a) Trademarks of such Pledgor listed on Schedule I attached hereto;

(b) all Goodwill associated with such Trademarks; and

(c) all Proceeds of any and all of the foregoing (other than Excluded Assets).

SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Administrative Agent pursuant to the Security Agreements and the Pledgor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreements, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreements, the provisions of the Security Agreements shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the payment in full of the Secured Obligations (as defined in each of the Security Agreements) (other than contingent indemnification obligations not yet due and payable) and termination of the Security Agreements, the Collateral Agent shall execute, acknowledge, and deliver to the Pledgor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks and Proceeds under this Trademark Security Agreement. In addition, the Liens on the Trademarks and Proceeds thereof will be automatically released, without the need for any action by the Collateral Agent or any other Secured Party, in accordance with the provisions of Section 11.4 of each of the Security Agreements.

SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.

[signature page follows]

IN WITNESS WHEREOF, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

Very truly yours,

[PLEDGORS]

By:
Name:
Title:

Accepted and Agreed:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:
Name:
Title:

SCHEDULE I

to

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Trademark Registrations:

PLEDGOR	REGISTRATION NUMBER	TITLE

Trademark Applications:

PLEDGOR	APPLICATION NUMBER	TITLE

EXHIBIT 7

FORM OF NOTICE TO BAILEE OF SECURITY INTEREST IN INVENTORY

CERTIFIED MAIL — RETURN RECEIPT REQUESTED

[            ]

TO:	[Bailee’s Name]
[Bailee’s Address]

Re: Brocade Communications Systems, Inc.

Ladies and Gentlemen:

In connection with those two certain Security Agreements, each dated as of January 20, 2010 (the “Security Agreement”), each made by Brocade Communications Systems, Inc. (the “Company”), the Guarantors party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Collateral Agent (“Wells Fargo”) related to, respectively, the Company’s 6.625% Senior Secured Notes due 2018 and the Company’s 6.875% Senior Secured Notes due 2020, we have granted to Wells Fargo a security interest in substantially all of our personal property, including our inventory.

This letter constitutes notice to you, and your signature below will constitute your acknowledgment, of Wells Fargo’s continuing security interest in all goods with respect to which you are acting as bailee. Until you are notified in writing to the contrary by Wells Fargo, however, you may continue to accept instructions from us regarding the delivery of goods stored by you.

Your acknowledgment also constitutes a waiver and release, for Wells Fargo’s benefit, of any and all claims, liens, including bailee’s liens, and demands of every kind which you have or may later have against such goods (including any right to include such goods in any secured financing to which you may become party).

In order to complete our records, kindly have a duplicate of this letter signed by an officer of your company and return same to us at your earliest convenience.

Receipt acknowledged, confirmed and approved:	Very truly yours,

[BAILEE]	[APPLICABLE PLEDGOR]

By:	By:
Name:	Name:
Title:	Title:

cc:	WELLS FARGO BANK, NATIONAL ASSOCIATION